Forward-Looking Statements "Safe harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about the company’s financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, the one-time accounting non-cash charge that was incurred in connection with the Salesforce.org combination; stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth and sustainability goals. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include -- but are not limited to -- risks associated with the effect of general economic and market conditions; the impact of geopolitical events; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our business strategy and our plan to build our business, including our strategy to be the leading provider of enterprise cloud computing applications and platforms; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; the competitive nature of the market in which we participate; our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our service performance and security, including the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; real estate and office facilities space; our operating results and cash flows; new services and product features, including any efforts to expand our services beyond the CRM market; our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; our ability to realize the benefits from strategic partnerships, joint ventures and investments; the impact of future gains or losses from our strategic investment portfolio, including gains or losses from overall market conditions that may affect the publicly traded companies within the company's strategic investment portfolio; our ability to execute our business plans; our ability to successfully integrate acquired businesses and technologies, including delays related to the integration of Tableau due to regulatory review by the United Kingdom Competition and Markets Authority; our ability to continue to grow unearned revenue and remaining performance obligation; our ability to protect our intellectual property rights; our ability to develop our brands; our reliance on third-party hardware, software and platform providers; our dependency on the development and maintenance of the infrastructure of the Internet; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; the valuation of our deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting our ability to estimate our tax rate; the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; factors related to our outstanding debt, revolving credit facility, term loan and loan associated with 50 Fremont; compliance with our debt covenants and lease obligations; current and potential litigation involving us; and the impact of climate change. Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings it makes with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor. Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Finance Review with Mark Hawkins President and CFO

The Growth Playbook: FY00-FY24 Dreamforce 2019 Sustaining Growth at Scale Doubling the company again by FY24

20 Years of Growth

The Growth Playbook: FY00-FY24

TABLE OF CONTENTS

		Revenue
Chapter 1 FY00 - FY10 11 yrs	Defining the Cloud Software Market	~$1B
Chapter 2 FY11 - FY18 8 yrs	Accelerating Growth	~$10B
Chapter 3 FY19 - FY21 3 yrs	Solidifying our Leadership	~$20B[1]
Chapter 4 FY22 -FY24 3 yrs	Sustaining Growth at Scale	~$35B[2]

[1]FY21: High end of FY21 revenue guide of $20.8B to $20.9B as of November 20, 2019. Guidance excludes future M&A.
[2]FY24: Long range target for FY24 high end of range $34B to $35B as of November 20, 2019. Guidance excludes future M&A.

Sustained Growth at Scale

Raising FY20 to $16.99 to $17.00 billion[1]



$1.7B FY11
$2.3B FY12
$3.1B FY13
$4.1B FY14
$5.4B FY15
$6.7B FY16
$8.4B FY17
$10.5B FY18
$13.3B FY19
26% CAGR
Updated
$17.0B
FY20 Guide¹
FY21
FY22
FY23
FY24
FY25



Trailblazer

Yuka Sato
Neos Corporation
Trailblazer

[1]FY20: High end of FY20 revenue guide of $16.99B to $17.00B as of November 20, 2019. FY21: High end of FY21 revenue guide of $20.8B to $20.9B as of November 20, 2019. FY24: Long range target for FY24 high end of range $34B to $35B as of November 20, 2019. Guidance excludes future M&A.

Sustained Growth at Scale

Establishing FY21 guidance of $20.8 to $20.9 billion[1]



NEW
$20.9B
FY21 Guide[1]
26% CAGR
$1.7B FY11
$2.3B FY12
$3.1B FY13
$4.1B FY14
$5.4B FY15
$6.7B FY16
$8.4B FY17
$10.5B FY18
$13.3B FY19
$17.0B[1] FY20
FY22
FY23
FY24
FY25



Trailblazer

Cynthia Hill
Trailhead
for Students
Trailblazer

[1]FY20: High end of FY20 revenue guide of $16.99B to $17.00B as of November 20, 2019. FY21: High end of FY21 revenue guide of $20.8B to $20.9B as of November 20, 2019. FY24: Long range target for FY24 high end of range $34B to $35B as of November 20, 2019. Guidance excludes future M&A.

Sustained Growth at Scale

Doubling the company (again) by FY24



2x
Revenue Growth
FY20 - FY24
NEW
~$35B
FY24 Target[1]
20%
CAGR
$1.7B
FY11
$2.3B
FY12
$3.1B
FY13
$4.1B
FY14
$5.4B
FY15
$6.7B
FY16
$8.4B
FY17
$10.5B
FY18
$13.3B
FY19
$17.0B[1]
FY20
$20.9B[1]
FY21
FY22
FY23
FY25



Trail blazer

Francisco Rodriguez
We Are Marketing
Trailblazer

[1]FY20: High end of FY20 revenue guide of $16.99B to $17.00B as of November 20, 2019. FY21: High end of FY21 revenue guide of $20.8B to $20.9B as of November 20, 2019. FY24: Long range target for FY24 high end of range $34B to $35B as of November 20, 2019. Guidance excludes future M&A.

Values Drive Value Doing well and doing good “CHANGE“CHANGE THE THE “CHANGE“CHANGE THE THE “CHANGE“CHANGE THE THE LeaderWORLDWORLD” LIST” LISTin WORLDLeaderWORLD” LIST” LIST in LeaderWORLDWORLD” LIST” LIST in Innovation Philanthropy Culture     Best Workplaces  #1 Company World’s Best for Innovators that Cares Workplace       Future 50 Top 10 Change the World Best Companies   to Work For   100 Fastest Growing     Companies Top 75 Corporate Top Companies Philanthropists to Work For   2019 Top Companies

Today’s Discussion Innovation Markets Organic and Inorganic Secular Tailwinds Strategies Enterprise, Geos and Industries Drivers Managing Growth Wrap-Up Margins and Cash Tradeoffs of Growth and Margin

Secular Tailwind Digital transformation is accelerating and capturing spend Worldwide Nominal GDP Driven by Digitally Worldwide DX Spending vs Other ($B) Transformed vs Other Enterprises ($T) $1,878 ~$52 ~$44 $1,376 ~$24 $998 ~$14 ~$68 $2,696 ~$65 $2,571 $2,337 ~$51 ~$48 2018 2020 2022 2023E 2018 2020 2022 Non-Digital GDP Digital GDP Other IT Spending DX Spending Source: IDC FutureScape: Worldwide IT Industry 2020 Predictions Source: IDC Worldwide Semiannual Digital Transformation Spending Guide 2018H1.

History of First Mover Advantage

Setting the stage for future growth and innovation


Sales Cloud
Salesforce Platform & AppExchange
Chatter
Service Cloud
Heroku
Salesforce Mobile
Marketing Cloud
Lightning Platform
Analytics
Salesforce IoT
Trailhead
Einstein
Commerce Cloud
Quip
B2B Commerce
MuleSoft
Integration Cloud
Datorama
Salesforce.org
Tableau
ClickSoftware
NEW
NEW
NEW
~$24B
Investments in the past 18 months[1]
FY00
FY19
FY20

[1] Investments represent capital deployed for M&A

Large and Growing Addressable Markets

Total Addressable Market growth from CY17-CY23



$180B
$120B
$60B
$168B
Total Addressable Market[1]
CY17
CY18
CY19
CY20
CY21
CY22
CY23
CY17-CY23
6YR CAGR[2]
13%
13%
7%
15%
13%
10%
12%
Integration[3]
Commerce
Analytics[4]
Marketing
Service
Platform & Other[5]
Sales

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research.

1. Calculations for Analytics, Commerce, Marketing, Sales and Service are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2017-2023, 3Q19 Update, 17 Sep 2019. Calculations for Integration and Platform & Other are based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2017-2023, 3Q19 Update, 18 Sep 2019.
2. 6 Year CAGR performed based on total TAM inclusive of acquisitions not yet completed during CY17. The CY17 TAM presented on a chart does not include Integration as acquisition of the company offering those capabilities was completed in CY18
3. Integration market defined as Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Application Integration Suite, Data Integration Tools.
4. Analytics defined as Modern BI Platforms, Traditional BI Platforms, Analytic Applications, Data Science Platforms, Location Intelligence.
5. Platform & Other defined as High Productivity aPaaS, High Control aPaaS, Application Platform Software, Business Process Management Suites, Portal and Digital Engagement Technologies, Create, Verify.

Put Your Customer at the Center of Your Business Trusted . Smart . Flexible . Sustainable 25% Sales 26% average increase  decrease in  in revenue Success Service IT costs Platform 30% Partners Marketing 57% higher customer faster app Mobile Blockchain AI Vision Voice satisfaction development Industries Einstein AI Commerce Security Privacy Communities Builder Flow 30% & Identity 70% higher increased Trailblazers Apps marketing ROI & Reskilling productivity Employee Analytics Experience Integration Average percentage improvements reported by Salesforce customers.   Source: Salesforce Customer Success Survey conducted from 2017-2019.

The Global Leader in CRM Continuing to take share in a growing market 17.3% 5.5% 5.3% 3.5% 3.5% 2014 2015 2016 2017 2018 2019H1 Ranked #1 for CRM Applications based on IDC 2019H1 Revenue Market Share Worldwide. Source: IDC, Worldwide Semiannual Software Tracker, October 2019. CRM market includes the following IDC-defined functional markets: Sales Force Productivity and Management, Marketing Campaign Management, Customer Service, Contact Center, Advertising, and Digital Commerce Applications.

Multi Cloud Customers Expanding Signiﬁcant opportunity to expand multi cloud adoption Customers Annualized Revenue Average Spend FY20 40% 93% FY19 >20X multi-cloud FY18 customers vs single cloud in FY20 FY17 FY16 29% 89% Single Cloud Multi-Cloud Note: Data is as of July 31st of the Fiscal Years Noted. For FY20 data excludes counts from recent acquisitions, including Tableau

Opportunity at the Top Room to expand multi cloud adoption across our largest customers Top 25 Customers by Cloud Potential to expand our largest customers to 3+ Sales Service Platform Marketing Commerce Integration Clouds Adoption 6 Cloud 0 0 0 0 0 0 1 customer within the 5 Clouds 1 1 1 1 0 1 Top 25 of Sales Cloud is a top customer in 5 clouds 4 Clouds 3 4 4 4 0 1 3 Clouds 2 4 4 1 1 3 6 customers within the Top 2 Clouds 4 6 8 3 3 4 25 of Service Cloud are top customers in 2 clouds 1 Clouds 15 10 8 16 21 16 Note: Top 25 customers by annualized revenue by each Cloud as of July 31, 2019. 111 unique customers identified out of the potential of 150 (6*25).

Drivers of Growth Innovation Markets Organic and Inorganic Secular Tailwinds Strategies Enterprise, Geos and Industries Drivers Managing Growth Wrap-Up Margins and Cash Tradeoffs of Growth and Margin

Sales Capacity Sustains Growth

Capacity triples since FY14


Sales Capacity x Productivity = New Business
$1M
Annual Productivity³
Total 13K
Total 41K
45K
Headcount
FY14
FY15
FY16
FY17
FY18
FY19
FY20
23%
Sales headcount² six year CAGR FY14-FY20¹
20%
Other headcount six year CAGR FY14-FY20¹
Annual Productivity³
Sales Headcount²
Other Headcount²

[1] Headcount growth as of Q2 for the fiscal years noted, excluding recent acquisitions (Tableau, ClickSoftware)
[2] Sales Headcount includes all functional sales roles. Other Headcount includes total company headcount, excluding recent acquisitions (Tableau, Click Software), less Sales Headcount
[3] Productivity represents trailing twelve months incremental annualized revenue divided by trailing twelve months average quota carrying sales capacity headcount. All years TTM as of Q2 in fiscal year shown. Sales Capacity headcount is defined as quota-carrying account executive roles only.

Customer Focused Coverage Model Effective sales deployment sustains growth Buyer: CEO Value: Digital Transformation Transformation Product: ELA Buyer: GM Value: Customer Experience Verticals Product: Industry Clouds Buyer: CIO Multiple Clouds Value: Integration Product: Clouds + Customer 360 + Mulesoft Buyer: Line-of-Business Owner Clouds Value: Organizational Productivity Product: Clouds + Add-Ons Buyer: Owner Essentials Value: Solve Acute Problem Product: Essentials

Land and Expand Proven strategy over 20 years Incremental Annualized Revenue FY18 FY19 FY20 New Logos 26% 26% 26% Installed Base 74% 74% 74% New products into installed base 54% 46% 49% 51% 50% 50% Additional seats, upgrades, and ELAs into installed base Note: Proportions based on sales during the trailing twelve months ended July 31 (fiscal Q2) as of the fiscal years noted. Data excludes amounts from recent acquisitions, including Tableau

Land and Expand Innovation drives incremental growth Incremental Annualized Revenue FY20 New Logos 26% Installed Base New products into 74% 63% installed base Net new products 50% new to customers products into installed base Note: Proportions based on sales during the trailing twelve months ended July 31 (fiscal Q2) as of the fiscal years noted. Data excludes amounts from recent acquisitions, including Tableau. Net new products can include existing product options, but are new to the customer. Calc: 63% equals 50% new products to installed base multiplied by installed base of 74% plus 26% new logos

Business Model Sustains Growth

Playbook execution drives RPO



$15.4B
$15.8B
$20.6B
$20.4B
$21.0B
$21.2B
$25.7B
$24.9B
$25.3B
$7.7B
$7.9B
$11.0B
$10.8B
$11.2B
$11.2B
$13.8B
$13.1B
$13.2B
$7.7B
$7.9B
$9.6B
$9.6B
$9.8B
$10.0B
$11.9B
$11.8B
$12.1B
Q218
Q318
Q418
Q119
Q219
Q319
Q419
Q120
Q220
Current Remaining Performance Obligation
Noncurrent Remaining Performance Obligation

Q2 FY20
Y/Y Growth

+23%
Current RPO (CRPO)

+20%
Total RPO

[1]Topic 606 introduced remaining transaction price, which is different than unbilled deferred revenue under previous accounting guidance. Transaction price allocated to the remaining performance obligations represents contracted revenue that has not yet been recognized, which includes unearned revenue and unbilled amounts that will be recognized as revenue in future periods. Transaction price allocated to the remaining performance obligation is influenced by several factors, including seasonality, the timing of renewals, average contract terms and foreign currency exchange rates. Unbilled portions of the remaining transaction price denominated in foreign currencies are revalued each period based on the period end exchange rates. As with unbilled deferred revenue under previous accounting guidance, the portion of the remaining transaction price that is unbilled is not recorded on the balance sheet.

Role of Enterprise, Geos and Industries Innovation Markets Organic and Inorganic Secular Tailwinds Strategies Enterprise, Geos and Industries Drivers Managing Growth Wrap-Up Margins and Cash Tradeoffs of Growth and Margin

Enterprise Success Sustains Growth

Rapidly expanding footprint



58% Enterprise
67% Enterprise
FY16
FY17
FY18
FY19
FY20
Non-Enterprise Annualized Revenue
Enterprise (>$1M) Annualized Revenue

2.3x
Enterprise Customers
FY16-FY20

30%
Enterprise Annualized Revenue four year CAGR
FY16-FY20

18%
Annualized Revenue in <$250k accounts four year CAGR
FY16-FY20

Note: Annualized Revenue as of July 31 2019 for the fiscal years noted. Data excludes Annualized Revenue from recent acquisitions, including Tableau and ClickSoftware

Accelerating Growth in Largest Accounts 60% of top customers new to Top 10 in FY20 Top 10 FY16 Top 10 FY20 FinServ A $37M B $91M 33% 4 YR CAGR Technology Technology B A 21% 4 YR CAGR FinServ Technology C K Retail Retail D J 62% 4 YR CAGR Telco Technology E L Conglomerate Technology F C 24% 4 YR CAGR Technology Conglomerate G M Technology FinServ H entry bar into top N FinServ 10 customers Mass Media I O PubSec Telco J $10M 4X P $42M Retail Note: Represents annualized revenue as of July 31st for the fiscal years noted

Industries Success Sustains Growth Early days with lots of room to run 5% Market Share1 9% 10% 11% 15% 13% 6% 11%  4 year CAGR FY24 TAM $38B 11%  10%  4 year CAGR 4 year CAGR 19%  4 year CAGR FY20 TAM $26B $26B $25B 11%  4 year CAGR $24B 10%  4 year CAGR $18B $17B $17B $16B 9%  4 year CAGR $12B $12B $11B $10B $8B FinServ Comms & Manu. Retail & CG Healthcare & Public Sector Travel, Transport Media Life Sciences & Hospitality Source: Salesforce estimates based on internal research and industry analysts. 1Market Share calculation represents annualized revenue as of July 31 2019 as a percentage of FY20 TAM based on Salesforce estimates shown above.

New Growth via Industries Industries deliver new markets and customers Customer Count: Customer Count:  Fortune 1000 $10M+ Annual Spend Growth Industry FY16 FY20 FY16 - FY20 Financial Services 5 23 4.6x Customer Count Growth Media & Comms 7 9 1.3x High Tech 6 11 1.8x ~ Retail & CG 2 10 5.0x 3X Healthcare & Life Sciences 4 13 3.3x F1000 companies  Manufacturing 2 7 3.5x $10M+ band customer count Others 2 6 3.0x growth Total 28 79 ~3x Note: customer counts as of Q2 for the fiscal years noted. Data excludes counts from recent acquisitions, including Tableau

Value From Industry Focus

salesforce

Speaking the language of the customer drives economic benefits

$160B

Higher TAM[1]

New products increase potential customer base

50%

New Logos[2]

Specialized industry features attract new customers

~30%[3]

Higher ASPs

Customers spend more for out-of-the-box customization (Financial Services Cloud)

~3%[4]

Low Attrition

Solutions that solve specific industry needs are stickier (Financial Services Cloud)

[1] Source: Salesforce estimates based on internal research and industry analysts. Represents Vertical Specific Software TAM not included in Gartner CRM TAM presented on slide 23.
[2] New logos for industries calculated as total number of customers new to Salesforce and industry cloud in Q2 FY20 divided by total customers adopting industry clouds in Q2 FY20.
[3] ASPs are a function of licenses purchased and the total size of a customer relationship. Higher vertical ASP represents average price premium from financial services cloud over Sales and Service products.
[4] Attrition represents TTM dollar attrition for financial services cloud compared to TTM dollar attrition for Sales and Service products. Note: not enough data for HLS cloud due to later launch to reasonably determine impact on attrition, this attrition rate is for Financial Services Cloud specifically.

Ecosystem Advantage: SIs Partners and ISVs are aligned by industry Consulting Partners +30% ~100 Partner Certified Industry Focused Individuals Partners (1000+ Total Partners) 1 Growth stats based on FY20 H1 compared to FY19 H1 2 AppExchange listings based on 10/18/2019

Ecosystem Advantage: ISVs Largest B2B app exchange in the world supports our innovation Independent Software Vendors 5,000+ +20% App Exchange   FY20 Installs Listings 1 Growth stats based on FY20 H1 compared to FY19 H1 2 AppExchange listings based on 10/18/2019

International Success Sustains Growth

Language of Digital Transformation is global


29%
International
34%
International
29%
International
Annualized Revenue
four year CAGR
FY16-FY20
FY16
FY17
FY18
FY19
FY20
N. America Annualized Revenue
International Annualized Revenue

Note: Annualized Revenue as of July 31 2019 for the fiscal years noted. Data excludes Annualized Revenue from recent acquisitions, including Tableau and ClickSoftware

Building International Scale Leadership and autonomy in local markets Miguel Milano President, EMEA, APAC, and LACA Sales Gavin Patterson Chairman, EMEA Shinichi Koide Chairman, President & CEO, Japan 30% International Jayne-Anne Gadhia total headcount CEO, UK & Ireland three year CAGR FY17-FY20 Angelique de Vries GM Sales Cloud, 40% EMEA More countries with >$50M Annualized Pip Marlowe Revenue since FY17 Ulrik Nahammer CEO, ANZ EVP, APAC

Trailhead Momentum Paving the way for the next generation of Trailblazers +50% YoY   1.5M+ LEARNERS 15M Badges Earned FY15 FY16 FY17 FY18 FY19 FY20 +88% YoY   Herbin Ngohe Engie Trailblazer

Strategic Technology Partners Extending the capabilities of the Salesforce Customer 360

Innovation Innovation Markets Organic and Inorganic Secular Tailwinds Strategies Enterprise, Geos and Industries Drivers Managing Growth Wrap-Up Margins and Cash Tradeoffs of Growth and Margin

Innovation Drives Growth

Serving customers with the most complete portfolio of products

Sales	Service	Marketing	eCommerce	Communities	Collaboration	Platform	Integration	Industries	
Inbox	Field Service	Social Studio	B2B & B2C	Self Service	Slides & Sheets	Heroku	Connectivity	Government	HCLS
CPQ	Self Service	DMP	Order Mgmt. NEW	PRM	Social Chat	IoT	API Design & Mgmt	Mfg NEW	Philanthropy NEW
PRM	Engagement	Journeys	AI-Powered Commerce	Portal	Workflows	Analytics	Dev Exchange	Fin Serv	Consumer Goods NEW
High Velocity	Bots	Digital Ads			Mobile	Trailhead	Cloud & On-Prem		
Sales Intelligence	Service Intelligence	Audience Builder				Einstein	Monitoring & Security		
						AppExchg.			

Portfolio as of July 31 2019 . Excludes recent acquisitions, including Tableau and ClickSoftware

Innovation Drives Growth

Executing ongoing **organic** innovation


Sales
Service
eCommerce
Communities
Collaboration
Platform
Industries
Field Service
Self Service
Government
HCLS
Self Service
Order Mgmt.
NEW
PRM
Social Chat
IoT
Mfg
NEW
PRM
Portal
Workflows
Analytics
Fin Serv
Consumer Goods
NEW
High Velocity
Bots
Mobile
Trailhead
Sales Intelligence
Service Intelligence
Einstein
AppExchg.

Portfolio as of July 31 2019 . Excludes recent acquisitions, including Tableau and ClickSoftware

Innovation Drives Growth

Integrating **inorganic** innovation and building upon it

Sales	Service	Marketing	eCommerce	Collaboration	Platform	Integration	Industries
Inbox	Field Service	Social Studio	B2B & B2C	Slides & Sheets	Heroku	Connectivity	
CPQ		DMP				API Design & Mgmt	Philanthropy (NEW)
	Engagement	Journeys	AI-Powered Commerce		Analytics	Dev Exchange	
		Digital Ads				Cloud & On-Prem	
		Audience Builder				Monitoring & Security	

Portfolio as of July 31 2019 . Excludes recent acquisitions, including Tableau and ClickSoftware

M&A Framework

Driven by customer needs

	Tech & Talent	Adjacencies	New Markets
Rationale	Specific IP to augment organic innovation	Complimentary products which extend organic innovation	Deliver scaled new offerings
Historical Total	~50	~10	4
Example	INSTRANET	STEELBRICK	tableau
Financial Impact: Growth Impact	Future	Tailwind	Tailwind
Financial Impact: Margin Impact (Near Term)	Immaterial	Headwind	Headwind

Complimenting Organic Innovation Sales Success Service Delivering Partners Marketing Customer Industries Einstein AI Commerce Success Trailblazers Apps & Reskilling Employee Analytics, BI & Experience Visualization Integration

Source of Entrepreneurial Talent



Bret Taylor
President & Chief Product Officer


NEW

Adam Selipsky
CEO, Tableau



Simon Parmett
CEO, MuleSoft



Adam Blitzer
CEO, Marketing Cloud



Margaret Francis
SVP Product and GM, Heroku



Mary Kay Huse
EVP, Consumer Engagement



Alexandre Dayon
President & Chief Strategy Officer



Richard Socher
Chief Scientist


NEW

Katrin Ribant
SVP, Product Management



Andy Kofoid
EVP & COO, B2C



Ray Grady
SVP and GM, B2B Commerce



Meredith Flynn-Ripley
VP, Mobile Messaging


NEW

Ran Sarig
SVP & GM, Datorama



Shannon Duffy
SVP, Product Marketing



Mike Micucci
CEO, Commerce Cloud

Financial Implications Acquisitions create both tailwinds and headwinds to growth and margin Acquired RPO fair value adjustment (write down) persists Tailwinds Headwinds over the the average contract length (e.g. 2-3 years, etc.) Revenue Purchase RPO 30%-40%   Fair Value Contribution Accounting Adjustment Cross Selling & Transaction & Synergies Integration Fees Scaling of Incremental Operations Investments T0 T1 T2 T3 T4 M&A in successive years layers on residual fair value adjustments

Growth & Margin Impacts Near term margin dilution improves to long term margin accretion Synergies Post Acquisition Scaling of Operations Op Margin % Pre Acquisition Pre Acquisition Op Margin % Op Margin % Non-GAAP -6% Operating Purchase Accounting  Post Acquisition Margin  3% Op Margin % Acquired Dilutive Op Margin New Investments Percentage at Transaction and Integration Costs Acquisition1 -9% Time 1 Numbers represent most recent publicly available guided full year non-GAAP operating margin percentage prior to acquisition by Salesforce. This assumes a single material acquisition is done during the time period noted.  Non-GAAP Operating Margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of which items are excluded from our non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable.

Track Record of Successful Acquisitions

Returns on M&A capital allocation strategy

	Date Acquired	Revenue at Acquisition[1]	Growth at Acquisition[2]	Revenue Today[3]	Growth Today	
ExactTarget	July 2013	~$286M	~30%	~$1,450M	~24%	~5x in six years
Demandware	July 2016	~$227M	~27%	~$590M	~23%	~2x in three years
MuleSoft	May 2018	~$284M	~38%	~$665M	~52%	Accelerated Growth

>$300M Pardot Annualized Revenue

[1]Calculated based on last available subscription revenue guide prior to acquisition, annualized if quarterly guidance. For Mulesoft, used annualized Q1 revenue from pro-forma S4 filed on July 3 2019, which represents last available public quarterly financial data.
[2]Represents last available full year total revenue guidance prior to acquisition as a percentage of last reported annual total revenue prior to acquisition.
[3]Revenue represents current annualized revenue as of Q2 FY20, for each standalone product or only the subset of current Salesforce product acquired. Growth represents YOY annualized revenue growth based on Q2 FY20 revenue for the products specified herein.

Finance Review with John Cummings SVP Investor Relations

Managing the Business A portfolio of unique unit economic margins Who LATAM Enterprise JAPAN Commercial Where APAC Small Business EMEA Industries AMER Essentials Sales Cloud Service Cloud Marketing & Commerce Salesforce Platform Integration & Analytics What Note: For illustration purposes only.

Unit Economic Margins1 Attrition, Cost to Book, and Cost to Serve Key Terms and Expressions Attrition:  1 Defines expected life of $1 of recurring revenue Lifetime Revenue (LTR):  2 Cumulative value of $1 recurring revenue over expected life (Value = $1/Attrition) Cost to Book (CTB):  3 Cost to acquire $1 recurring revenue Cost to Serve (CTS):  4 Cost to serve $1 of recurring revenue over expected life (Value = expressed as a % of revenue) 1 Unit Economic margin in this and subsequent slides are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The “long-term margin” considers a low-single-digit growth rate.

Margin Frontier Unit Economic Margins will change over time Faster Unit economic margins define the   growth and margin frontier.   Value = Revenue - (CTS) - CTB x (Attrition + Growth) Revenue Unit economic margin defines limit of Growth profitability, at zero growth.  Value = (LTR - CTB - CTS)/LTR  Slower Lower Unit Economic Margin Higher

Margin Frontier Unit Economic Margins will change over time Faster Change in key inputs to Unit Economic Margin (e.g. CTB, CTS, Attrition) can shift the frontier over time Growth Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by Region Faster Unit Economics by Region Unit Margin = xx% Growth AMER ~40% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by Region Faster Unit Economics by Region Unit Margin = xx% EMEA JAPAC Growth AMER ~37% ~40% ~43% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by End Market Faster Unit Economics by End Market Unit Margin = xx% Growth Small Business ~35% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by End Market Faster Unit Economics by End Market Unit Margin = xx% Enterprise Growth Small Business ~35% ~40% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by Product Faster Unit Economics by Product Unit Margin = xx% Growth Sales ~44% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by Product Faster Unit Economics by Product Unit Margin = xx% Service Growth Sales ~44% ~50% Slower Lower Unit Economic Margin Higher

Margin Frontier Varies by Product Faster Unit Economics by Product Unit Margin = xx% Marketing Service Growth Sales ~26% ~44% ~50% Slower Lower Unit Economic Margin Higher

Portfolio of Unit Economic Margins[1]

Lifetime economic margins today

Sales	Service	Platform	Commerce	Marketing	Integration
~44%	~50%	~33%	~39%	~26%	~53%
13% YOY Growth[2]	22% YOY Growth	24% YOY Growth	28% YOY Growth	39% YOY Growth	52% YOY Growth



Attrition
0%
30%
Attrition
0%
30%
Attrition
0%
30%
Attrition
0%
30%
Attrition
0%
30%
Attrition
0%
30%

[1]Economic margin calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Economic margin is not an operating margin. The "long-term margin" considers a low-single-digit growth rate.

[2]YOY Growth represents YOY annualized revenue growth by cloud as of Q2 FY20

Aggregate Unit Economic Margin Approximately 35% in FY18 Faster Salesforce Unit Economics Growth FY18 Slower ~35% Lower Unit Economic Margin Higher

Aggregate Unit Economic Margin Improved ~500 basis points FY18-FY20 Faster Salesforce Unit Economics ~500 BPS Growth FY18 FY20 Slower ~35% ~40% Lower Unit Economic Margin Higher

Aggregate Unit Economic Margin Improved ~500 basis points FY18-FY20 Faster Salesforce Unit Economics Tailw inds: ~500 BPS Lower Attrition and Cost to Serve Headwinds: Growth FY18 FY20 Higher Cost to Book due to mix Slower ~35% ~40% Lower Unit Economic Margin Higher

History of Declining Attrition

10 years of improvement sustains growth and long term value


Dollar Attrition Rate
~21%
<10%
Q2'10
Q2'11
Q2'12
Q2'13
Q2'14
Q2'15
Q2'16
Q2'17
Q2'18
Q2'19
Q2'20

Note: Chart of dollar attrition as a percentage of revenue when compared to the year-ago period for Salesforce through Q216. Represents Q2 only of the Fiscal Years Mentioned. Excludes recent acquisitions including ClickSoftware and Tableau

Balancing Growth and Proﬁtability Margin expansion throughout period of signiﬁcant investment REVENUE AND OPERATING MARGIN $17.0B 16.6% 11.6% 3.8% 0%  Operating Margin % $1.1B -3.6% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20E GAAP Operating Margin % Revenue $s Non-GAAP Operating Margin % High end of FY20 revenue guide of $16.99B to $17.00B as of November 20, 2019. Non-GAAP operating margin year-over-year growth as of August 22nd, 2019. FY17 and FY18 revenues recasted under ASC 606. All other prior years under ASC 605.

Cash Flow Generation at Scale

Operating Margin improvement accelerates cash flow growth



OPERATING CASH FLOW
$1.7B
$4.15B[1]
25%
CAGR
FY16-FY20
FY16
FY17
FY18
FY19
FY20E



FREE CASH FLOW[3]
$1.4B
$3.5B[2]
26%
CAGR
FY16-FY20
FY16
FY17
FY18
FY19
FY20E

A
S&P Global Ratings

A3
Moody's

[1]FY20 operating cash flow guide of 21% to 22% year-over-year growth as of August 22nd, 2019.

[2]FY20 free cash flow guide based on operating cash flow guide of 21-22% yoy growth and capital expenditures guided as ~4% of Revenue as of August 22nd, 2019.

[3]Free cash flow calculated as operating cash flow less capital expenditures for each fiscal year shown.

FY21 Margin Expansion Dynamics

Improving organic operating efficiencies



~125-150 bps
79 bps
FY21 Net Expansion
Purchase Accounting
Acquired Dilutive Op Margin
New Investments
Integration Costs
FY20 Ending Non-GAAP Operating Margin
FY21 Organic Non-GAAP Operating Margin Improvement
FY21 Tailwind (salesforce.org non-cash charge1)
FY21 Headwinds (Prior Years M&A2)
FY21 Ending Non-GAAP Operating Margin3

[1]One-time accounting charge of $166M related to acquisition of salesforce.org in FY20. This charge is not recurring in FY21, increasing YoY operating margin improvement.

[2] FY20 acquisitions (Tableau, SFDO, ClickSoftware, & MapAnything) have lower margin profiles than SFDC. Integration costs and investments in the business increases OpEx. They represent a headwind to FY21 Operating Margin. Purchase accounting due to write down of deferred revenue from acquisitions made prior to FY20 also may act as a headwind to FY21 operating margin.

[3]Inclusive of net headwinds and one time non cash charge tailwind (footnotes 1 and 2 above), expect net operating margin expansion in FY21.

Closing Thoughts Innovation Markets Organic and Inorganic Secular Tailwinds Strategies Enterprise, Geos and Industries Drivers Managing Growth Wrap-Up Margins and Cash Tradeoffs of Growth and Margin

Sustained Growth at Scale 20 Years of sequential revenue growth $ 4.45B Q3 FY201 FY00 FY10 FY20 Note: Revenue prior to Q1 FY17 shown as reported (prior to adoption of ASC 606) 1 Represents Q3 FY20 Revenue Guidance as of August 22nd 2019

20 Years of Growth Very few companies sustain growth over the long term U.S. Public Companies  78 with uninterrupted, consecutive years revenue growth >20% N = ~1,300 Companies 3 Years Source: BofA Securities, CapIQ. Salesforce years include pre-IPO. Statistics capture U.S. publicly traded companies with 2019E Revenue >$500mm.

20 Years of Growth Very few companies sustain growth over the long term U.S. Public Companies  78 with uninterrupted, consecutive years revenue growth >20% N = ~1,300 42 Companies 3 Years 5 Years Source: BofA Securities, CapIQ. Salesforce years include pre-IPO. Statistics capture U.S. publicly traded companies with 2019E Revenue >$500mm.

20 Years of Growth Very few companies sustain growth over the long term U.S. Public Companies  78 with uninterrupted, consecutive years revenue growth >20% N = ~1,300 42 Companies 9 3 Years 5 Years 10 Years Source: BofA Securities, CapIQ. Salesforce years include pre-IPO. Statistics capture U.S. publicly traded companies with 2019E Revenue >$500mm.

20 Years of Growth Very few companies sustain growth over the long term U.S. Public Companies  78 with uninterrupted, consecutive years revenue growth >20% N = ~1,300 42 Companies 9 1 1 3 Years 5 Years 10 Years 15 Years 20 Years Source: BofA Securities, CapIQ. Salesforce years include pre-IPO. Statistics capture U.S. publicly traded companies with 2019E Revenue >$500mm.

Unprecedented Growth at Scale Growth Playbook sets us apart ~$35B FY24 target1 $22.9B Fastest to $10B $9.7B Fastest to $5B $3.6B 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Years Since Company Founded Note: Salesforce revenue of $5.4B in FY15 and $10.5B in FY19. Source for Microsoft, Oracle, and SAP revenues: FactSet. 1FY20: High end of FY20 revenue guide of $16.99B to $17.00B as of November 20, 2019. FY21: High end of FY21 revenue guide of $20.9B to $21B as of November 20, 2019. FY24: Long range target for FY24 high end of range $34B to $35B as of November 20, 2019. Guidance excludes future M&A.

thank y u

Non-GAAP Financial Measures This presentation includes information about non-GAAP income from operations, non-GAAP operating margin and free cash ﬂow (collectively the “non-GAAP ﬁnancial measures”). These non-GAAP ﬁnancial measures are measurements of ﬁnancial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may diﬀer from those used by other companies. Non-GAAP ﬁnancial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated ﬁnancial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance. The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation, and amortization of acquisition-related intangibles. The company deﬁnes the non-GAAP measure free cash ﬂow as GAAP net cash provided by operating activities, less capital expenditures. For this purpose, capital expenditures does not include our strategic investments.

GAAP to Non-GAAP Reconciliation (in millions) ASC 606 ASC605 Non-GAAP income from operations FY19 FY18 FY17 FY16 FY15 FY14 FY13 FY12 FY11 FY10 FY09 GAAP income (loss) from operations $535 $454 $64 $115 -$146 -$286 -$111 -$35 $97 $115 $64 Plus: Amortization of purchased intangibles $447 $287 $225 $158 $155 $147 $88 $67 $20 $11 $5 Stock-based expenses $1,283 $997 $820 $594 $565 $503 $379 $229 $120 $89 $77 Less: Operating lease termination resulting from purchase of 50 Fremont $0 $0 $0 -$37 $0 $0 $0 $0 $0 $0 $0 Non-GAAP income from operations $2,265 $1,738 $1,110 $830 $574 $364 $357 $261 $238 $215 $146 As Margin % Total revenues $13,282 $10,540 $8,392 $6,667 $5,374 $4,071 $3,050 $2,267 $1,657 $1,306 $1,077 GAAP operating margin 4.03% 4.30% 0.80% 1.70% -2.70% -7.00% -3.60% -1.50% 5.90% 8.80% 5.90% Non-GAAP operating margin 17.1% 16.5% 13.2% 12.4% 10.7% 8.9% 11.7% 11.5% 14.3% 16.5% 13.6% Year-over-Year improvement 57 bps 326 bps 78 bps 177 bps 175 bps -276 bps Components of free cash ﬂow, a non-GAAP measure GAAP net cash provided by operating activities $3,398 $2,738 $2,162 $1,672 Capital expenditures $595 $534 $464 $284